Exhibit 99.2



Wells Fargo + Wachovia

A Combined Premier Financial Services Company

A Superior Deal for Shareholders

October 3, 2008

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about expected cost savings and other benefits of the merger between Wells Fargo and Wachovia, expected integration costs of the merger, and the combined company's plans, objectives, expectations and intentions for the future. You should not unduly rely on forward-looking statements. They are based on the current beliefs and expectations of Wells Fargo's management and are subject to significant risks and uncertainties. The forward-looking statements speak only as of the date of this presentation, and Wells Fargo does not undertake to update such statements to reflect changes that occur after that date.

There are a number of factors that could cause actual results to differ from those set forth in the forward-looking statements. These factors include, but are not limited to: the risk that the credit crisis will continue longer or be more severe than expected; the risk that Wells Fargo will incur more credit losses from Wachovia's loan portfolio than expected; the inability to obtain required approvals of the merger from regulatory authorities on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that cost savings and other expected benefits of the merger may not be fully realized or may take longer to realize than expected; the risk that deposit attrition will be greater than expected; the risk that disruption from the merger may make it more difficult to maintain business and operational relationships; the risk of new and changing governmental regulation; and the exposure of Wells Fargo to additional litigation as a result of the merger. Additional factors are described in Wells Fargo's Annual Report on Form 10-K for the year ended December 31, 2007, as updated by Wells Fargo's Quarterly Report on Form 10-Q for the quarter ended June 30, 2008. Such reports are available on the website of the Securities and Exchange Commission (www.sec.gov).

INFORMATION ABOUT THE MERGER

The proposed merger will be submitted to Wachovia Corporation shareholders for their consideration. Wells Fargo will file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 that will include a proxy statement of Wachovia Corporation that also constitutes a prospectus of Wells Fargo. Wachovia Corporation will mail the proxy statement-prospectus to its shareholders. Wachovia shareholders and other investors are urged to read the final proxy statement-prospectus when it becomes available because it will describe the proposed merger and contain other important information. You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC's website (www.sec.gov). Wells Fargo and Wachovia and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wachovia Corporation shareholders in connection with the proposed merger. Information about each company's directors and executive officers and their ownership of the company's common stock is contained in the definitive proxy statement filed for each company with respect to their respective 2008 annual meeting.

Transaction Overview

Terms

- Fixed exchange ratio
  - 0.1991 Wells Fargo shares for each Wachovia share
  - $7.00 per Wachovia share[1]
  - Total consideration of $15.1 billion[1]

Structure

- Whole company transaction: nothing left behind
- No FDIC assistance

Capital raise

- Wells Fargo anticipates raising capital of up to $20 billion

[1] Based on Wells Fargo's closing price on October 2, 2008 of $35.16

Transaction Overview

WELLS FARGO

Revenue and credit assumptions:	→	Includes conservative deposit run-off and credit assumptions
Synergies:	→	$5 billion annual expense reduction
Merger costs:	→	$10 billion
Targeted close:	→	Fourth quarter 2008
Due diligence:	→	Completed
Remaining approvals:	→	Regulatory approvals Wachovia shareholders

The New Wells Fargo

WELLS FARGO

U.S. Banking Stores

Rank	Institution	Stores (#)
1	Pro forma Wells Fargo	6,675
2	Bank of America	6,138
3	JPMorgan Chase	5,410
-	Wachovia	3,348
-	Wells Fargo	3,327
4	U.S. Bancorp	2,649

U.S. Deposits ($ billions)

Rank	Institution	Deposits
1	Pro forma Wells Fargo	$713
2	Bank of America	697
3	JPMorgan Chase	670
-	Wachovia	420
-	Wells Fargo	294
4	Citi	261

Company Data ($ millions)

	WELLS FARGO	WACHOVIA
Assets	$609,074	$812,433
Total Net Loans	417,776	485,884
Deposits	339,124	447,790
Core deposits	310,410	400,387
Mutual fund AUM	151,306	107,100

Source: SNL Financial and Company data

Note: Financial data as of June 30, 2008. Banking store data as of September 18, 2008. Deposit and store data include all pending bank acquisitions, and exclude Bank of America's acquisition of Merrill Lynch. Total Net Loans include Held for Sale

Unparalleled Market Position

Largest, Most Extensive Banking Store Network Across the U.S.


Wells Fargo retail banking stores — 3,327
Wachovia retail banking stores — 3,348
Total combined retail banking stores — 6,675

Source: SNL Financial
Note: Data as of September 18, 2008

Leading Market Share from Coast to Coast

WELLS FARGO

Adjusted deposits in key states - $ in billions



Wells Fargo
Wachovia
$135.5
$39.6
$95.9
$59.8
$59.8
$37.8
$10.2
$27.6
$26.2
$26.2
$22.5
$22.5
$21.2
$21.2
$20.8
$20.8
$20.6
$20.6
$17.0
$3.3
$13.8
$16.7
$5.5
$11.2
$15.1
$15.1
California
Florida
Texas
New Jersey
North Carolina
Virginia
Georgia
Pennsylvania
Arizona
Colorado
Minnesota

	% of total
Deposits[1] in states with #1 rank	67%
Deposits[1] in states with top 2 rank	85
Deposits[1] in states with top 3 rank	93

	California	Florida	Texas	New Jersey	North Carolina	Virginia	Georgia	Pennsylvania	Arizona	Colorado	Minnesota
Rank	1	1	1	1	1	1	1	3	1	1	1
Market share	21.8%	18.7%	13.0%	20.0%	19.3%	19.7%	15.1%	9.8%	24.6%	23.2%	19.7%
Pop growth (000)[2]	2,530	2,418	2,372	331	805	614	1,129	267	1,079	417	325
Pop growth (%)[2]	6.8%	12.8%	9.9%	3.7%	8.9%	7.8%	11.7%	2.1%	17.0%	8.5%	6.1%

Source: SNL Financial
Note: Deposit data as of June 30, 2007, pro forma for acquisitions; excludes deposits greater than $500mm in a single banking store
[1] Unadjusted deposits (includes deposits greater than $500mm in a single banking store)
[2] 2007-2012

Strong Retail Distribution and Customer Base

WELLS FARGO

Powerful Retail Distribution

	WELLS FARGO		WACHOVIA		Combined
Banking stores (#)	3,327	+	3,348	→	**6,675**
Total stores (#)	5,941		4,820		**10,761**
ATMs (#)	6,950		5,277		**12,227**

Significant Customer Base

	WELLS FARGO		WACHOVIA		Combined
Total retail households (mm)	11.2	+	15.0	→	**26.2** [1]
Active online customers (mm)	10.6		5.1		**15.7** [1]
States in footprint (#)	24		21		**39** [2]

Source: Company filings

[1] Not adjusted for customers in common

[2] Six overlapping

Significant Competitive Advantages

WELLS FARGO

	WELLS FARGO	WACHOVIA
Presence in growth markets	50% of U.S. population growth in footprint	80% of U.S. population growth in footprint
Penetration of affluent entrepreneurs	#1 small business lender	Top 10 wealth manager
Consumer Banking	Competitive advantage in cross-sell	Most #1 rankings in customer satisfaction among U.S. Banks
Middle Market Commercial	Leading relationship bank in the West	#1 in Southeast
Insurance	Largest Bank-owned Insurance Brokerage	Nation's largest distributor of annuities
Trade Finance / Global Payments	Deep relationships with U.S. exporters and leading position in global remittance	World-class international correspondent banking network
Treasury Services	#1 cash management provider in market	Leading cash management provider on East coast
Mutual Funds	$151.3 billion in AUM	$107.1 billion in AUM

Source: Company filings, SNL Financial

Pro Forma Financial Review



Balance sheet adjustments

WELLS FARGO

$ billions

	6/30/2008 Balance	Estimated Lifetime Losses & Market Value Adjustments[1]
Commercial	$123	($9)
Total CRE	46	(12)
Foreign / Leasing	60	(3)
Total Commercial	$228	($24)
Pick-A-Pay	$122	($32)
Home Equity	60	(7)
Other Consumer	88	(3)
Total Consumer	$270	($42)
Total Loans	$498 [2]	($65)
Other Marks		($8)
Total		($74)

[1] To be included in purchase accounting or post acquisition financial results over time

[2] Balances as of June 30th, 2008, before unearned income ($10 billion)

Capital

WELLS FARGO

$ billions

	6/30/2008 Wells Fargo	Estimated 12/31/08 pro forma Wells Fargo
Assets (regulatory)		
Total assets	$609	$1,371
Tangible assets	595	1,342
Risk-weighted assets	516	1,094
Average assets for leverage ratio	577	1,342
Capital (regulatory)		
Tangibile common equity	$33	$50
Tier 1 capital	44	82
Total capital	60	121
Capital ratios		
TCE/TA (regulatory)	5.6%	3.7%
Leverage	7.4	6.1
Tier 1 capital	8.2	7.5
Total capital	11.2	11.1

Note: Reflects $20 billion capital raise. 24-month extension of deferred tax asset exclusion limits pending final regulatory approval

P&L Impact

WELLS FARGO

Cost Savings

- Approximately $5 billion annually, or approximately 10% of combined 2008 non-interest expense
- Majority of cost synergies achievable by end of 2010
- Disciplined approach to banking store integration

Merger Costs

- Estimated transaction-related costs of approximately $10 billion

EPS Impact

- Expect majority of credit costs related to legacy portfolio to be incurred in the next two years, and the transaction to add meaningfully to EPS thereafter

Conclusion

WELLS FARGO

Combination with Wachovia creates the premier Coast-to-Coast financial services franchise

Strategic Fit

- Greatly enhances retail banking platform in attractive markets
  - Combined deposits of $787 billion ($713 billion U.S. deposits) and 6,675 banking stores
  - Increases market share in existing fast-growing markets
    - #1 in 9 of top 10 key states
  - Expands footprint into attractive new markets – Miami to New York City
- Successful, experienced acquiror: 280 transactions over past 20 years, including Wells Fargo / Norwest merger
- Increases scale of wholesale banking platform
- Extends product capabilities

Appendix



#1 Rank in 10 of Top 20 MSAs
Concentration in fast-growing MSAs

WELLS FARGO

Top 20 MSAs in the United States Ranked by Deposit Size ($bn)

	Deposits 2007 ($bn)	Deposit growth 2002-2007 CAGR (%)	Pro forma Wells Fargo Presence	Pro forma Wells Fargo Rank #	Pro forma Wells Fargo Market share (%)
1 New York	$462	5.1%	✓	5	6.1%
2 Los Angeles	**258**	**6.9**	✓	**1**	**16.8**
3 Chicago	193	5.2	✓	8	0.7
4 Miami	**122**	**7.3**	✓	**1**	**19.1**
5 Philadelphia	**108**	**5.4**	✓	**1**	**15.1**
6 San Francisco	**107**	**4.7**	✓	**1**	**28.3**
7 Boston	92	2.3		NM	0.0
8 Washington	90	6.4	✓	2	12.7
9 Dallas	77	8.1	✓	3	12.3
10 Atlanta	**75**	**9.4**	✓	**1**	**20.6**
11 Houston	73	7.6	✓	2	16.5
12 Detroit	64	3.4		NM	0.0
13 Seattle	51	7.2	✓	4	8.6
14 Phoenix	**46**	**10.1**	✓	**1**	**24.5**
15 St Louis	46	3.9		NM	0.0
16 San Diego	**45**	**7.1**	✓	**1**	**22.8**
17 San Jose	**45**	**5.2**	✓	**1**	**30.0**
18 Pittsburgh	45	3.5		NM	0.0
19 Minneapolis	**43**	**5.3**	✓	**1**	**24.3**
20 Tampa	**40**	**6.1**	✓	**1**	**20.3**

Source: SNL Financial

Note: Deposit data as of June 30, 2007, pro forma for acquisitions; excludes deposits greater than $500mm in a single store